UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  March 18, 2003
-------------------------------
(Date of earliest event reported)


   GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through
                          Certificates, Series 2003-C1
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            (Exact name of registrant as specified in its charter)


         Delaware                  333-71033-01               22-3442024
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



    85 Broad Street, New York, N.Y.                          10004
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(Address of principal executive offices)                       (Zip Code)



      Registrant's telephone number, including area code: (212) 902-1000

ITEM 5.  OTHER EVENTS.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for the GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2003-C1 (the "Certificates"). On March 18, 2003, GS Mortgage Securities Corporation II (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as master servicer, Lennar Partners, Inc. as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee, of the Certificates, issued in twenty-two classes. The Class A-1, Class A-2A, Class A-2B, Class A-3, Class B and Class C Certificates (the "Publicly Offered Certificates"), with an aggregate principal balance as of March 1, 2003 (the "Cut-Off Date") of $1,472,359,000, were sold to Goldman, Sachs & Co. ("GS&Co."), Morgan Stanley & Co. Incorporated ("MS&Co."), Banc of America Securities LLC ("BofA"), Bear, Stearns & Co. Inc. ("BS&Co.") and WaMu Capital Corp. ("WCC" and, together with GS&Co., MS&Co., BofA and BS&Co., the "Underwriters"). pursuant to an Underwriting Agreement, dated March 13, 2003, by and between GS&Co. and the Underwriters.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2003, among the Company, GMAC Commercial Mortgage Corporation, Lennar Partners, Inc. and Wells Fargo Bank Minnesota, N.A.

Exhibit 8   Tax Matters Opinion

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORPORATION II



                                   By:  /s/  Daniel Sparks
                                      ------------------------------------
                                       Name:  Daniel Sparks
                                       Title: Vice President




Date:  April 2, 2003

                                  Exhibit Index
                                  -------------



 Item 601(a) of Regulation
        S-K Exhibit No.          Description
---------------------------      -----------
             4                   Pooling and Servicing
                                 Agreement, dated as of March 1,
                                 2003, among the Company, GMAC
                                 Commercial Mortgage
                                 Corporation, Lennar Partners,
                                 Inc. and Wells Fargo Bank
                                 Minnesota, N.A.

             8                   Tax Matters Opinion